Exhibit 99.1

Press Release

Cencora Completes Acquisition of Retina Consultants of America

Acquisition Advances Specialty Leadership

Adjusted Diluted EPS Guidance Range Raised to $15.15 to $15.45 for Fiscal 2025

CONSHOHOCKEN, PA, January 2, 2025 — Cencora, Inc. (NYSE: COR) today announced the completion of its previously announced acquisition of Retina Consultants of America (“RCA”), a leading management services organization (MSO) of retina specialists.

Cencora has acquired an interest in RCA of approximately 85%, with certain RCA physicians and members of the management team retaining a minority equity interest in the company. After giving effect to the equity rollover, a cash capitalization of RCA that Cencora has made, the payment of transaction fees and expenses and the repayment of debt, Cencora’s cash outlay at closing was $4.4 billion, which amount is subject to a customary post-closing purchase price adjustment. The acquisition allows Cencora to build on its leadership in specialty, expand its MSO solutions and drive differentiated value for stakeholders, including physicians and patients.

Fiscal Year 2025 Expectations

The Company does not provide forward-looking guidance on a GAAP basis as certain financial information, the probable significance of which cannot be determined, is not available or cannot be reasonably estimated.

Fiscal Year 2025 Expectations on an Adjusted (non-GAAP) Basis

Cencora has updated its fiscal year 2025 financial guidance to reflect the expected contribution from the closing of the RCA acquisition and also continued momentum in the U.S. Healthcare Solutions reportable segment. The Company now expects adjusted diluted earnings per share (EPS) to be in the range of $15.15 to $15.45, raised from the previous range of $14.80 to $15.10.

Please refer to the Supplemental Information Regarding Non-GAAP Financial Measures below.

About Cencora

Cencora is a leading global pharmaceutical solutions organization centered on improving the lives of people and animals around the world. Cencora partners with pharmaceutical innovators across the value chain to facilitate and optimize market access to therapies. Care providers depend on Cencora for the secure, reliable delivery of pharmaceuticals, healthcare products, and solutions. Cencora’s 46,000+ worldwide team members contribute to positive health outcomes through the power of Cencora’s purpose: Cencora is united in its responsibility to create healthier futures. Cencora is ranked #10 on the Fortune 500 and #18 on the Global Fortune 500 with more than $290 billion in annual revenue. Learn more at investor.cencora.com.

Cencora’s Cautionary Note Regarding Forward-Looking Statements

Certain of the statements contained in this press release are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”). Such forward-looking statements may include, without limitation, statements about the transaction with RCA, the benefits of the transaction, future opportunities for Cencora and RCA and any other statements regarding Cencora’s or RCA’s future operations, financial or operating results, anticipated business levels, future earnings, planned activities, anticipated growth, market opportunities, strategies, and other expectations for future periods. Words such as “aim,” “anticipate,” “believe,” “can,” “continue,” “could,”, “estimate,” "expect," “intend,” “may,” “might,” “on track,” “opportunity,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “strive,” “sustain,” “synergy,” “target,” “will,” “would” and similar expressions are intended to identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Because forward-looking statements inherently involve risks and uncertainties, actual future results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to: inherent uncertainties involved in the estimates and judgments used in the preparation of financial statements and the providing of estimates of financial measures, in accordance with GAAP and related standards, or on an adjusted basis; Cencora’s or RCA’s failure to achieve expected or targeted future financial and operating performance and results; the possibility that Cencora may be unable to achieve expected benefits, synergies and operating efficiencies in connection with the transaction within the expected time frames or at all; business disruption being greater than expected following the transaction; the recruiting and retention of key physicians and employees being more difficult following the transaction; the effect of any changes in customer and supplier relationships and customer purchasing patterns; the impacts of competition; changes in the economic and financial conditions of the business of Cencora or RCA; Cencora's de-leveraging plans and the ability of Cencora to maintain its investment grade rating; and uncertainties and matters beyond the control of management and other factors described under “Risk Factors” in Cencora’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other filings with the SEC. You can access Cencora’s filings with the SEC through the SEC website at www.sec.gov or through Cencora’s website, and Cencora strongly encourages you to do so. Except as required by applicable law, Cencora undertakes no obligation to update any statements herein for revisions or changes after the date of this communication.

This press release is neither an offer to sell nor a solicitation of an offer to buy any securities of Cencora. Any such offer will only be made pursuant to a prospectus filed with the SEC or pursuant to one or more exemptions from the registration requirements of the Securities Act of 1933, as amended.

Supplemental Information Regarding Non-GAAP Financial Measure

To supplement the financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), Cencora uses the non-GAAP financial measure described below. The non-GAAP financial measure should be viewed in addition to, and not in lieu of, financial measures calculated in accordance with GAAP. This supplemental measure may vary from, and may not be comparable to, similarly titled measures by other companies.

The non-GAAP financial measure is presented because Cencora’s management uses non-GAAP financial measures to evaluate Cencora’s operating performance, to perform financial planning, and to determine incentive compensation. Therefore, Cencora believes that the presentation of the non-GAAP financial measure provides useful supplementary information to, and facilitates additional analysis by, investors.

Cencora does not provide a reconciliation for this non-GAAP financial measure on a forward-looking basis to the most comparable GAAP financial measure on a forward-looking basis because it is unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort due to the uncertainty and potential variability of reconciling items, which are dependent on future events, are out of Cencora’s control and/or cannot be reasonably predicted, and the probable significance of which cannot be determined.

This press release includes adjusted diluted earnings per share (“EPS”), which represents diluted earnings per share determined in accordance with GAAP adjusted for specific items, including the per share impact of: gains from antitrust litigation settlements; Turkey highly inflationary impact; LIFO expense (credit); acquisition-related intangibles amortization; litigation and opioid expenses (credit); acquisition-related deal and integration expenses; restructuring and other expenses; impairment of goodwill; the gain on the divestiture of non-core businesses; the gain (loss) on the currency remeasurement related to 2020 Swiss tax reform; and the gain (loss) on the remeasurement of an equity investment, in each case net of the tax effect calculated using the applicable effective tax rate for those items. In addition, the per share impact of certain discrete tax items primarily attributable to an adjustment of a foreign valuation allowance, and the per share impact of certain expenses related to 2020 Swiss tax reform are also excluded from adjusted diluted earnings per share. Cencora’s management believes that this non-GAAP financial measure is useful to investors because it eliminates the per share impact of items that are outside the control of Cencora or that are not considered to be indicative of ongoing operating performance due to their inherent unusual, non-operating, unpredictable, non-recurring, or non-cash nature.

Contacts:

Investors:

Bennett S. Murphy

Bennett.Murphy@cencora.com

Media:

Lauren Esposito

215-460-6981